                                                                   EXHIBIT 10.4




                               FIRST AMENDMENT TO
                      MASTER LEASE AND SECURITY AGREEMENT

THIS FIRST AMENDMENT TO MASTER LEASE AND SECURITY AGREEMENT (the "AGREEMENT") is made as of February 7, 2002 by and among NATIONWIDE HEALTH PROPERTIES, INC., a Maryland corporation, NH TEXAS PROPERTIES LIMITED PARTNERSHIP, a Texas limited partnership (collectively, "LANDLORD"), the entities listed, as "Tenant" on Schedule 1 attached hereto (collectively, "TENANT"), and AMERICAN RETIREMENT CORPORATION, a Tennessee corporation ("GUARANTOR"), with reference to the following Recitals:

                                   RECITALS:

         A. Landlord and the Tenant entities listed as Nos. 1 through 7 on
Schedule 1 attached hereto have entered into that certain Master Lease and Security Agreement dated as of July 31, 2001 (the "LEASE"), with respect to the personal care or memory enhancement assisted living facilities described therein. All initially-capitalized terms used herein shall have the same meanings given to such terms in the Lease, unless otherwise defined herein.

         B. Pursuant to that certain Guaranty of Lease and Letter of Credit Agreement dated as of July 31, 2001 (the "GUARANTY") executed by Guarantor, as guarantor, in favor of Landlord, Guarantor agreed to guarantee the obligations of Tenant under the Lease.

         C. The Tenant entities listed as Nos. 8 through 11 on Schedule 1 attached hereto have acquired, or are about to acquire, the leasehold interests in four (4) additional Facilities owned by Landlord, which additional Facilities are more particularly described in Item Nos. 8 through 11 on
Schedule 2 attached hereto (the "ADDITIONAL FACILITIES").

         D. Pursuant to the terms of that certain Agreement to Amend Master Lease and Termination of Leases of even date herewith by and among Landlord, Tenant and Guarantor, the parties hereto have agreed to terminate the existing leases relating to Additional Facilities and to modify the Lease to include the Additional Facilities in accordance with the terms and conditions set forth this Agreement.

         NOW, THEREFORE, taking into account the foregoing Recitals, and in consideration of the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree to amend the Lease in the following particulars only:

         1.       AMENDMENTS TO LEASE.

                  (A) Schedules 1, 2 and 3 of the Lease are hereby deleted in their entirety and substituted with Schedules 1, 2 and 3 attached to this Agreement.

                  (B) Exhibit A and Exhibit C of the Lease are hereby deleted in their entirety and substituted with Exhibit A and Exhibit C attached to this Agreement.

                  (C) Section 2.1 of the Lease is hereby deleted in its entirety and the following substituted therefor:

         "2.1     INITIAL TERM MINIMUM RENT. During the Initial Term, Tenant
         shall pay to Landlord Minimum Rent of Twelve Million Four Hundred Eight Thousand Dollars ($12,408,000) annually. Such Minimum Rent with respect to each month shall be paid by wire transfer in advance and in equal monthly installments of One Million Thirty-Four Thousand Dollars ($1,034,000) on the first business day of each such calendar month."

                  (D) Section 2.2.3 of the Lease is hereby deleted in its entirety and the following substituted therefor:

                  "2.2.3 Notwithstanding the foregoing, in no event shall the Minimum Rent for the first Renewal Term exceed one hundred twenty-five percent (125%) of the difference obtained by subtracting Three Hundred Seventeen Thousand Dollars ($317,000) from the Total Rent (as such term is defined in Section 2.5.1 below) payable during the last Lease Year of the Initial Term, and in no event shall the Minimum Rent for any Renewal Term other than the first Renewal Term exceed one hundred twenty-five percent (125%) of the Total Rent in effect for the Lease Year immediately preceding the first Lease Year of such Renewal Term. Furthermore, in no event shall the Minimum Rent for the first Renewal Term be less than one hundred percent (100%) of the difference obtained by subtracting Three Hundred Seventeen Thousand Dollars ($317,000) from the Total Rent payable during the last Lease Year of the Initial Term, and in no event shall the Minimum Rent for any Renewal Term other than the first Renewal Term be less than one hundred percent (100%) of the Total Rent payable during the last Lease Year of the immediately preceding Renewal Term."

                  (E) Section 2.2.5 of the Lease is hereby deleted in its entirety and the following substituted therefor:

                  "2.2.5 As used herein, "LANDLORD'S ADJUSTED INVESTMENt" in the Premises shall mean shall mean Landlord's Original Investment (as hereinafter defined in this Section 2.2.5) multiplied at the end of each Lease Year by a percentage equal to one hundred percent (100%) plus one-half (1/2) of the CPI Increase (as defined in Section 2.2.6 below) for such Lease Year. As used herein, "LANDLORD'S ORIGINAL INVESTMENT" shall mean One Hundred Twenty-Five Million Eight Hundred Twenty-Four Thousand Dollars ($125,824,000) as increased by (A) any amount paid by Landlord pursuant to Section 5.7 and Section 5.9 below, and as decreased by (B) any net award paid to Landlord pursuant to
         Section 13.2 below, all as applicable."

                  (F) Sections 2.5.1, 2.5.2 and 2.5.5 of the Lease are hereby deleted in their entirety and the following substituted therefor:

                  "2.5.1 Except to the extent provided to the contrary in the immediately succeeding sentence, for all purposes of calculating and paying Minimum Rent and Additional Rent under this Lease, the total of the Minimum Rent and Additional Rent ("TOTAL RENT") payable by Tenant in any quarter of any Lease Year will not be less than the Total Rent paid by Tenant for the immediately preceding quarterly period. Notwithstanding the foregoing, Total Rent payable by Tenant with respect to the first quarter of the first Lease Year of the first Renewal Term will not be less than the difference obtained by subtracting Seventy-Nine Thousand Two Hundred Fifty Dollars ($79,250) from the Total Rent paid by Tenant for the immediately preceding quarterly period.

                  2.5.2 Notwithstanding any of the other terms of this Section 2, but subject to Section 2.5.3 below, the Total Rent due during each Lease Year shall not increase from one Lease Year to the next by an amount in excess of (i) two and one-half percent (2.5%), multiplied by
         (ii) the difference obtained by subtracting Three Hundred Seventeen Thousand Dollars ($317,000) from the Total Rent due during the immediately preceding Lease Year (the "ANNUAL RENT CAP"). For purposes of applying the Annual Rent Cap to the quarterly installments of Additional Rent due under Section 2.3.1, the Total Rent due during each quarter of any Lease Year shall not increase by an amount in excess of one-fourth (1/4) of the Annual Rent Cap for the then applicable Lease Year.

                  2.5.5 For the purpose of comparing the Total Rent due during each quarter of any Lease Year to the Total Rent due in the immediately preceding quarterly period pursuant to this Section 2.5, the increase in Minimum Rent by reason of any disbursement by Landlord pursuant to Section 5.7 or Section 5.9 of this Lease shall be treated as follows: (i) for the purpose of comparing the Total Rent in the quarterly period in which such disbursement is made against the Total Rent due in the immediately preceding quarter, such increase in Minimum Rent shall be ignored, and (ii) for the purpose of comparing the Total Rent in the quarterly period in which such disbursement is made to the Total Rent due in the following quarter, such increase in Minimum Rent shall be deemed effective on the first day of the quarterly period in which the disbursement is made."

                  (G) The first sentence of Section 5.2.1 of the Lease is hereby deleted in its entirety and the following substituted therefor:

         "Tenant and each Facility shall comply in all material respects with all federal, state and local licensing and other laws and regulations applicable to the Personal Care Facilities (including, without limitation and with respect to each Facility located in Colorado, Colorado Revised Statute ss. 25-1-101 and the core regulations found at 6 C.C.R. 1011-1, Chapter VII) as well as with the certification requirements of Medicare and Medicaid (or any successor program) that are obtained by Tenant."

                  (H) The following is hereby added as Section 5.2.4 of the
Lease:

                  "5.2.4 It is acknowledged that while this Lease refers to the Personal Care Facilities as "assisted living facilities", such use in Colorado is referred to as a "personal care boarding home." Any reference in this Lease to "assisted living facility" or "Personal Care Facility" shall be deemed to refer to a "personal care boarding home" within the meaning of the applicable Colorado statutes, rules and regulations."

                  (I) The following is hereby added as Section 5.9 of the
Lease:

                  "5.9 CAPITAL IMPROVEMENTS TO TRINITY TOWERS. Tenant has heretofore installed, at its own expense, various items of furniture, fixtures and equipment (the "NEW FF&E") in the Trinity Towers Facility (which is identified as Facility No. 3 on Schedule 2). Landlord has agreed to reimburse (in a single funding) Tenant, at Tenant's option, for a portion of the New FF&E, the amount of such reimbursement to equal Five Hundred Thousand Dollars ($500,000), upon the following terms and conditions:

                           5.9.1 Such amount shall be requested by Tenant on or
                  before December 31, 2003;

                           5.9.2 No Event of Default or event which, with the
                  giving of notice or the passage of time, or both, would constitute an Event of Default hereunder shall have occurred and be continuing at the time of any such request for disbursement of such amount;

                           5.9.3 Effective as of the date of the advance of
                  funds by Landlord under this Section 5.9, the annual Minimum Rent payable hereunder shall be increased by reason of such capital improvements funded by Landlord as follows: The amount of such funds so disbursed by Landlord on such date multiplied by a rate equal to ten and one-half percent (10.5%) per annum; the monthly Minimum Rent shall be equal to 1/12th of such annual amount as so increased, prorated, however, for any partial year or month, as applicable. All Minimum Rent, as so increased, shall continue to be due and payable by Tenant on the first business day of each calendar month;

                           5.9.4 Tenant's request for disbursement shall be
                  accompanied with (i) a schedule describing the New FF&E for which Tenant is to be reimbursed; and (ii) a bill of sale in form and substance satisfactory to Landlord pursuant to which the New FF&E shown on the schedule shall be conveyed to Landlord; and

                           5.9.5 If Landlord or Tenant requests, Landlord and
                  Tenant shall, at Tenant's sole expense, execute an amendment or amendments to this Lease reflecting the advances made by Landlord and increase in Minimum Rent relating thereto.

                  Upon Tenant's delivery of the bill of sale described above, the New FF&E conveyed to Landlord shall immediately become a part of the Landlord Personal Property and shall belong to Landlord subject to the terms and conditions of this Lease."

                  (J) The first two sentences of Section 11 of the Lease are hereby deleted in their entirety and the following substituted therefor:

         "Tenant shall post with Landlord cash or letters of credit in the face amount of, or a combination of cash and such letters of credit, in the aggregate amount of Three Million Nine Hundred Twenty-Six Thousand Two Hundred Dollars ($3,926,200), representing a security deposit against the faithful performance of the terms and conditions contained in this Lease. If Landlord funds any additional improvements pursuant to
         Section 5.7 or Section 5.9 of this Lease, draws upon such cash or letters of credit pursuant to the terms hereof or if Minimum Rent is increased pursuant to the terms hereof, Tenant shall, at the time of such funding, drawing or increase, deposit with Landlord additional cash or an additional letter of credit such that the total amount of the security deposit, represented by cash and the undrawn amounts available under letters of credit, held by Landlord shall at all times be equal to thirty-one and 30/100 percent (31.30%) of the then due and payable annual Minimum Rent."

         2.       REAFFIRMATION OF OBLIGATIONS.

                  (A) Notwithstanding the modifications to the Lease contained herein, Tenant and Landlord each hereby acknowledges and reaffirms its obligations under the Lease (as modified hereby) and all other documents executed by such party in connection therewith.

                  (B) Notwithstanding the modifications to the Lease contained herein, Guarantor hereby acknowledges and reaffirms its obligations under the Guaranty and all documents executed by Guarantor in connection therewith, and further agrees that any reference made in the Guaranty to the Lease or any terms or conditions contained therein, shall mean such Lease or such terms or conditions as modified by this Agreement.

         3. INTERPRETATION; GOVERNING LAW. This Agreement shall be construed as a whole and in accordance with its fair meaning. Headings are for convenience only and shall not be used in construing meaning. This Agreement shall be governed by and construed in accordance with the internal laws of the State of California without regard to rules concerning the choice of law.

         4. FURTHER INSTRUMENTS. Each party will, whenever and as often as it shall be reasonably requested so to do by another party, cause to be executed, acknowledged or delivered, any and all such further instruments and documents as may be necessary or proper, in the reasonable opinion of the requesting party, in order to carry out the intent and purpose of this Agreement.

         5. INCORPORATION OF RECITALS. The Recitals to this Agreement are incorporated hereby by reference.

         6. COUNTERPARTS. This Agreement may be executed in counterparts, all of which executed counterparts shall together constitute a single document. Signature pages may be detached from the counterparts and attached to a single copy of this document to physically form one document.

         7. ATTORNEYS' FEES. In the event of any dispute or litigation concerning the enforcement, validity or interpretation of this Agreement, or any part thereof, the losing party shall pay all costs, charges, fees and expenses (including reasonable attorneys' fees) paid or incurred by the prevailing party, regardless of whether any action or proceeding is initiated relative to such dispute and regardless of whether any such litigation is prosecuted to judgment.

         8. EFFECT OF AMENDMENT. Except as specifically amended pursuant to the terms of this Agreement, the terms and conditions of the Lease shall remain unmodified and in full force and effect. In the event of any inconsistencies between the terms of this Agreement and any terms of the Lease, the terms of this Agreement shall govern and prevail.

         9. ENTIRE AGREEMENT. This Agreement contains the entire agreement between the parties relating to the subject matters contained herein. Any oral representations or statements concerning the subject matters herein shall be of no force or effect.

                           [SIGNATURES ON NEXT PAGE]

         IN WITNESS WHEREOF, the parties have executed this First Amendment to Master Lease and Security Agreement as of the date first above written.

                                    TENANT:


                                    ARC PINEGATE, L.P.,
                                    a Tennessee limited partnership

                                    By: AMERICAN RETIREMENT CORPORATION,
                                        a Tennessee corporation,
                                        its general partner



                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------


                                    ARC PEARLAND, L.P.,
                                    a Tennessee limited partnership

                                    By: AMERICAN RETIREMENT CORPORATION,
                                        a Tennessee corporation,
                                        its general partner



                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------


                                    AMERICAN RETIREMENT CORPORATION,
                                    a Tennessee corporation



                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

                                    ARC NAPLES, LLC,
                                    a Tennessee limited liability company

                                    By: AMERICAN RETIREMENT CORPORATION,
                                        a Tennessee corporation,
                                        its managing member



                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------


                                    TRINITY TOWERS LIMITED PARTNERSHIP, a
                                    Tennessee limited partnership

                                    By: ARC CORPUS CHRISTI, INC.,
                                        a Tennessee corporation,
                                        its general partner



                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------


                                    ARC LAKEWAY, L.P.,
                                    a Tennessee limited partnership

                                    By: AMERICAN RETIREMENT CORPORATION,
                                        a Tennessee corporation,
                                        its general partner



                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                                    ARC SPRING SHADOW, L.P.,
                                    a Tennessee limited partnership

                                    By: AMERICAN RETIREMENT CORPORATION,
                                        a Tennessee corporation,
                                        its general partner



                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------


                                    ARC AURORA, LLC,
                                    a Tennessee limited liability company

                                    By: AMERICAN RETIREMENT CORPORATION,
                                        a Tennessee corporation,
                                        its sole member



                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------


                                    ARC LAKEWOOD, LLC,
                                    a Tennessee limited liability company

                                    By: AMERICAN RETIREMENT CORPORATION,
                                        a Tennessee corporation,
                                        its sole member



                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                                    ARC SHADOWLAKE, L.P.,
                                    a Tennessee limited partnership

                                    By: AMERICAN RETIREMENT CORPORATION,
                                        a Tennessee corporation,
                                        its general partner



                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------


                                    ARC WILLOWBROOK, L.P.,
                                    a Tennessee limited partnership

                                    By: AMERICAN RETIREMENT CORPORATION,
                                        a Tennessee corporation,
                                        its general partner



                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------


                                    GUARANTOR:

                                    AMERICAN RETIREMENT CORPORATION,
                                    a Tennessee corporation



                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

                                    LANDLORD:

                                    NATIONWIDE HEALTH PROPERTIES, INC.,
                                    a Maryland corporation



                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


                                    NH TEXAS LIMITED PARTNERSHIP,
                                    a Texas limited partnership

                                    By: MLD TEXAS CORPORATION,
                                        a Texas corporation



                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                                  SCHEDULE 1-1

                          LANDLORD AND TENANT ENTITIES

         LANDLORD

1.       NATIONWIDE HEALTH PROPERTIES, INC., a Maryland corporation

2. NH TEXAS PROPERTIES LIMITED PARTNERSHIP, a Texas limited partnership


         TENANT

1.       ARC PINEGATE, L.P., a Tennessee limited partnership

2.       ARC PEARLAND, L.P., a Tennessee limited partnership

3.       AMERICAN RETIREMENT CORPORATION, a Tennessee corporation

4.       ARC NAPLES, LLC, a Tennessee limited liability company

5.       TRINITY TOWERS LIMITED PARTNERSHIP, a Tennessee limited partnership

6.       ARC LAKEWAY, L.P., a Tennessee limited partnership

7.       ARC SPRING SHADOW, L.P., a Tennessee limited partnership

8.       ARC AURORA, LLC, a Tennessee limited liability company

9.       ARC LAKEWOOD, LLC, a Tennessee limited liability company

10.      ARC SHADOWLAKE, L.P., a Tennessee limited partnership

11.      ARC WILLOWBROOK, L.P., a Tennessee limited partnership


                                 Schedule 1-1

                                   SCHEDULE 2

                LOCATION OF FACILITIES AND FACILITY INFORMATION

------------------------------------------------------------------------------------------------------------------------------
          FACILITY                             FACILITY LOCATION                               NO. OF BEDS/UNITS
------------------------------------------------------------------------------------------------------------------------------
  1.     Spring Shadow         9889 Kempwood Drive                                           52 Personal Care Beds
                               Houston (Harris County), Texas 77080                       15 Memory Enhancement Beds
------------------------------------------------------------------------------------------------------------------------------
  2.     Lakeway               1915 Lohmans Crossing Road                                    66 Personal Care Beds
                               Lakeway (Travis County), Texas 78734                       15 Memory Enhancement Beds
------------------------------------------------------------------------------------------------------------------------------
                                                                                           76 Nursing Facility Beds
                               101 North Upper Broadway                                 84 Personal Care Facility Unit
  3.     Trinity Towers        Corpus Christi (Nueces County),                                (Type A Large) Beds
                               Texas 78401                                           196 Independent Living Facility Units
                                                                                            15 Dementia Care Units
------------------------------------------------------------------------------------------------------------------------------
                                                                                       100 Assisted Living Facility Beds
  4.     Naples                770 Goodlette Road North                           (comprised of 76 Personal Care Beds and 24
                               Naples (Collier County), Florida 34202                      Memory Enhancement Beds)
------------------------------------------------------------------------------------------------------------------------------
                               9797 Bay Pines Boulevard
  5.     Bay Pines             St. Petersburg (Pinellas County),                              60 Assisted Living
         (Carriage Inn)        Florida 33708                                                     Facility Beds
------------------------------------------------------------------------------------------------------------------------------
                                                                                              15 Independent Beds
  6.     Pearland              2121 Scarsdale Boulevard                                      52 Personal Care Beds
                               Pearland (Harris County), Texas 77581                      15 Memory Enhancement Beds
------------------------------------------------------------------------------------------------------------------------------
  7.     Pinegate              2121 Pinegate Drive                                           80 Personal Care Beds
                               Houston  (Harris County), Texas 77008                      15 Memory Enhancement Beds
------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------
          FACILITY                  TYPE OF PERSONAL CARE FACILITY
-----------------------------------------------------------------------
  1.     Spring Shadow                    Personal Care and
                                    Memory Enhancement Facilities
-----------------------------------------------------------------------
  2.     Lakeway                          Personal Care and
                                    Memory Enhancement Facilities
-----------------------------------------------------------------------
                                               Nursing
  3.     Trinity Towers                     Personal Care
                                        Independent Living and
                                       Dementia Care Facilities
-----------------------------------------------------------------------
                                 Assisted Living Facility (including
  4.     Naples                  Personal Care and Memory Enhancement
                                             Facilities)
-----------------------------------------------------------------------

  5.     Bay Pines                     Assisted Living Facility
         (Carriage Inn)
-----------------------------------------------------------------------
                                            Personal Care
  6.     Pearland                       Independent Living and
                                    Memory Enhancement Facilities
-----------------------------------------------------------------------
  7.     Pinegate                         Personal Care and
                                    Memory Enhancement Facilities
-----------------------------------------------------------------------


                                 Schedule 2-1

  8.     Aurora                1820 South Potomac                                            80 Personal Care Beds
                               Aurora (Arapahoe County), Colorado 80012                   17 Memory Enhancement Beds
------------------------------------------------------------------------------------------------------------------------------
  9.     Lakewood              3151 South Wadsworth Blvd                                     78 Personal Care Beds
                               Lakewood (Jefferson County), Colorado 80227                18 Memory Enhancement Beds
------------------------------------------------------------------------------------------------------------------------------
  10.    Shadowlake            2835 Shadow Drive                                             79 Personal Care Beds
                               Houston (Harris County), Texas 77072                       17 Memory Enhancement Beds
------------------------------------------------------------------------------------------------------------------------------
  11.    Willowbrook           7450 Willowchase Blvd.                                        53 Personal Care Beds
                               Houston (Harris County), Texas 77070                       16 Memory Enhancement Beds
------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------
  8.     Aurora                      Personal Care Boarding Home

-----------------------------------------------------------------------
  9.     Lakewood                    Personal Care Boarding Home

-----------------------------------------------------------------------
  10.    Shadowlake                       Personal Care and
                                    Memory Enhancement Facilities
-----------------------------------------------------------------------
  11.    Willowbrook                      Personal Care and
                                    Memory Enhancement Facilities
-----------------------------------------------------------------------


                                 Schedule 2-2

                                   SCHEDULE 3

                           LANDLORD PERSONAL PROPERTY

All of Landlord's right, title and interest in and to (a) all improvements located upon the real property described on Exhibit A attached hereto, and (b) all furniture, machinery, equipment, appliances, fixtures, supplies and other personal property (tangible and intangible) located upon or within, or used in connection with the such real property and/or the Facilities located thereon, including, without limitation, all such personal property acquired in connection with the development of the Facilities.


                                 Schedule 3-1

                                   EXHIBIT A

                      LEGAL DESCRIPTIONS OF THE FACILITIES

                                   (Attached)


                                  Exhibit A-1

                               LEGAL DESCRIPTION

                                 SPRING SHADOW

                              9889 Kempwood Drive
                      Houston (Harris County), Texas 77080

                   DESCRIPTION OF A 5,000 ACRE TRACT OF LAND
                    SITUATED IN THE A.T. MILES SURVEY, A-556
                     CITY OF HOUSTON, HARRIS COUNTY, TEXAS

BEING a 5,000 acre tract of land situated in the A.T. Miles Survey, Abstract No. 556 City of Houston, Harris County, Texas and being part of an 8,000 acre tract of land as described under Harris County Clerk's File (H. C. C. F.) No. P514591 and same being out of Block 14 of the Spring Shadows, Section 6 subdivision as shown in Volume 155, Page 50, of the Harris County Map Records and said 5,000 acres being more particularly described by metes and bounds as follows:

BEGINNING at a found 1 1/2" galvanized iron pipe for a corner in the curved south right-of-way line of Kempwood Drive (100' width), as recorded in Volume 7047, Page 187 of the Harris County Deed Records, and at the most northerly northwest corner of the said Block 14, Section 6;

THENCE in a southeasterly direction 155.14 feet with the south right-of-way line of said Kempwood Drive (100' width) and the northerly line of said Block 14, Section 6 and arc of a curve to the right having a radius of 1950.00 feet, a central angle of 04(degree) 33' 30" and a chord which bears S 71(degree) 36' 47" E, 155.10 feet to a found 1 1/2" galvanized iron pipe at the point of a reverse curve to the left;

THENCE in a southeasterly direction 232.40 feet with the south right-of-way line of said Kempwood Drive (100' width) and the northerly line of said Block 14, Section 6 and the arc of a curve to the left having a radius of 2050.00 feet, a central angle of 06(degree) 29' 43" and a chord which bears S 72(degree) 34' 54" E, 232.27 feet to a set 5/8" iron rod in the arc of said curve, for the northeast corner of the herein described tract;

THENCE S 01(degree) 33' 20" E, 517.64 feet to a set 5/8" iron rod in the south line of said Block 14, Section 6 and in the north line of Lot 20, Block 6 of Spring Shadows Section 4, a subdivision recorded in Volume 141, Page 50 of the Harris County Map Records;

THENCE S 88(degree) 26' 40" W, along the south line of said Block 14, Section 6 and the north line of said Block 6 of Spring Shadows, Section 4, at 264.51 feet pass through the northwest corner of said Spring Shadows, Section 4 and the northeast corner of Spring Shadows Section 2, recorded in Volume 128, Page 13 of the Harris County Map Records and continuing a total distance of 374.51 feet to a set 5/8" iron rod in the east right-of-way line of Rosefield Drive (60' width) as shown on the plat of Spring Shadows, Section 2 recorded in Volume 128, Page 13 of the Harris County Map Records and on the plat of Spring Shadows, Section 6, a subdivision recorded in Volume 155, Page


                                  Exhibit A-2

50, of the Harris County Map Records and at the southwest corner of said Block 14, Section 6. From said 5/8" iron rod a found 1 3/4" galvanized iron pipe bears S 88 (degree) 26' 40" W, a distance of 0.49 feet;

THENCE N 01(degree) 33' 20" W, 638.91 feet along the east right-of-way line of said Rosefield Drive (60' width) and the west line of said Block 14, Section 6 to a found 1 3/4" galvanized iron pipe at the southwesterly corner of a right-of-way line cut-back;

THENCE N 50 (degree) 12' 00" E, 11.54 feet with the southeasterly line of said cut-back to the POINT OF BEGINNING and containing 5,000 acres of land.


                                  Exhibit A-3

                               LEGAL DESCRIPTION

                                    LAKEWAY

                           1915 Lohmans Crossing Road
                      Lakeway (Travis County), Texas 78734

LOT 1, OF THE TOWERS OF LAKEWAY, A SUBDIVISION IN TRAVIS COUNTY, TEXAS, ACCORDING TO THE MAP OR PLAT OF RECORD IN VOLUME 98, PAGES 297-299, OF THE PLAT RECORDS OF TRAVIS COUNTY, TEXAS.


                                  Exhibit A-4

                               LEGAL DESCRIPTION

                                 TRINITY TOWERS

                            101 North Upper Broadway
                  Corpus Christi (Nueces County), Texas 78401

                         Legal Description of Premises

TRACT I:

Field Notes for a 2.02 acre tract of land, comprising all of Lots 1 through 22, Block 2, W.E. POPE'S BROADWAY ADDITION, a map of which is recorded in Volume 1, Page 56 of the Map Records of Nueces County, Texas, SAVE AND EXCEPT that portion of Lot 22, Block 2 conveyed to the City of Corpus Christi by Deed recorded in Volume 263, Page 605 of the Deed Records of Nueces County, Texas, and also comprising all of Block 6 of the BLUFF PORTION OF THE CENTRAL WHARF AND WAREHOUSE COMPANY'S SUBDIVISION as shown by a map recorded in Volume A, Page 15 of the Nueces County Map Records, and being a portion of the other land lying North of said Block 6, CENTRAL WHARF AND WAREHOUSE SUBDIVISION and being shown as Cooper's Alley on the map of said BROADWAY ADDITION; said 2.02 acre tract being more particularly described by metes and bounds as follows:

BEGINNING at a 1" iron pipe found in concrete at the intersection of the northerly Right-Of-Way line of present Cooper's Alley (formerly Telco Street, formerly Kennedy Street), and the westerly line of Carancahua Street for the most southeasterly corner of Block 6, CENTRAL WHARF AND WAREHOUSE SUBDIVISION; said 1" iron pipe also being the most southeasterly corner of this tract;

THENCE South 88 degrees 50 minutes 15 seconds West, along and with said southerly line of Block 6, being the said northerly line of Cooper's Alley, a distance of 250.16 feet to a 5/8" iron pipe found for the most southwesterly corner of said Lot 6, Block 1, same being a southwesterly exterior corner of this tract;

THENCE North 00 degrees 42 minutes 29 seconds West, a distance of 43.82 feet to drill hole set for a point in the southerly line of said Lot 22, Block 2, W.E. POPE'S BROADWAY ADDITION; said drill hole also being an interior corner of this tract;

THENCE South 59 degrees 42 minutes 29 seconds West, along and with the southerly line of said Lot 22, Block 2, W.E. POPE'S BROADWAY ADDITION, a distance of 13.28 feet to a 5/8" iron rod found for the most southeasterly corner of said portion of Lot 22, Block 2, conveyed to the City of Corpus Christi and also being in the most easterly Right-Of-Way line of present Tancahua Street for an exterior corner of this tract;

THENCE North 04 degrees 19 minutes 38 seconds West, along and with said easterly line of Tancahua Street, a distance of 109.70 feet to a 5/8" iron rod found for an angle point of this tract;


                                  Exhibit A-5

THENCE North 02 degrees 51 minutes 52 seconds West, continuing along and with said easterly line of Tancahua Street a distance of 30.06' to 5/8" iron rod found for the most northwesterly corner of said Lot 22, Block 2, BROADWAY ADDITION, also being the most southwesterly corner of said Lot 1, Block 2, BROADWAY ADDITION, also being an angle point of this tract;

THENCE North 01 degrees 00 minutes 30 seconds East, continuing along and with said easterly line of Tancahua Street, a distance of 107.29 feet to 5/8" iron rod found at the intersection of said easterly line of Tancahua Street and the southerly line of Blucher Street, (formerly Chatham Street) for the most northwesterly corner of said Lot 1, Block 2, Broadway Addition, also being the most northwesterly corner of this tract;

THENCE North 75 degrees 24 minutes 20 seconds East, along and with the southerly line of said Blucher Street, also being the North line of Block 2, W.E. POPE'S BROADWAY ADDITION, a distance of 298.31 feet to a drill hole found in concrete at the intersection of the said southerly line of Blucher Street and the westerly line of said Carancahua Street for the most northeasterly corner of this tract;

THENCE southerly, along and with the said westerly line of Carancahua Street, the following courses;

South 01 degrees 00 minutes 30 seconds West, a distance of 107.29 feet to a drill hole found in concrete for the southwesterly corner of Lot 11, Block 2, W.E. POPE'S ADDITION for an angle point of this tract;

South 00 degrees 05 minutes 32 seconds West, a distance of 105.14 feet to a drill hole found in concrete for an angle point of this tract;

South 86 degrees 47 minutes 35 seconds West, a distance of 7.98 feet to a drill hole found in concrete for an angle point of this tract;

South 14 degrees 49 minutes 41 seconds West, a distance of 41.75 feet to a 1" iron rod found for an angle point of this tract;

Thence South 01 degrees 08 minutes 51 seconds East, continuing along and with said westerly line of Carancahua Street, a distance of 100.71 feet to the POINT OF BEGINNING and containing 2.02 acres of land more or less.

TRACT II:

Description of 2.3638 acres of land out of Lots 1, 2, 3, 4, 5, 6, 7, 8, 9, 10, 11, 12, 13, 14, 15, Block 1, of W.E. POPE'S BROADWAY ADDITION, Corpus Christi, Nueces County, Texas, as shown by map recorded in Volume 1, Page 56 of the Nueces County Map Records; a portion of the WILLIAM HOFFMAN ARROYO TRACT, as shown in Volume 1, Page 56 of the Nueces County Map Records; and a portion of Block 1, of the BLUFF PORTION OF THE CENTRAL WHARF AND WAREHOUSE COMPANY'S SUBDIVISION, as shown by map or plat of record in Volume A, Page 15, of the Nueces County Map Records; said 2.3638 acre tract being more particularly described by metes and bound as follows:


                                  Exhibit A-6

BEGINNING at a 5/8 inch iron rod found for the northwest corner of Lot 1, Block 1, of the W.E. POPE'S BROADWAY ADDITION, Corpus Christi, Nueces County, Texas, as shown by map recorded in Volume 1, Page 56 of the Nueces County Map Records, said point being the intersection of the east line of Carancahua Street (variable width R.O.W.) and the south line of Blucher (formerly Chatham Street) (60 foot R.O.W.);

THENCE N 75 degrees 36 minutes 04 seconds E, with the said south line of Blucher Street, along the north line of Lots 1, 2, 3, 4, 5, 6 and 7 said Block 1, a distance of 314.44 feet to a 5/8 inch iron rod found for the northeast corner of said Lot 7, Block 1 for the northeast corner of this tract;

THENCE S 01 degrees 46 minutes 04 seconds W, with the west line of Upper North Broadway Street (variable width R.O.W.), a distance of 176.77 feet to a 5/8 inch iron rod found at the point of curvature of a circular curve to the right, the west line of said Broadway Street being shown on Exhibit A of a deed from Whole Life, Inc. to the City of Corpus Christi and recorded in Volume 1868, Page 763, of the Nueces County Deed Records;

THENCE continuing along the west line of said Broadway Street and along the arc of a circular curve to the right having a central angle of 32 degrees 00 minutes 00 seconds and a radius of 84.84 feet, a distance of 47.38 feet to a 5/8 inch iron rod found for the point of tangency;

THENCE S 33 degrees 46 minutes 04 seconds W, continuing along the west line of said Broadway Street, a distance of 54.57 feet to a P.K. nail set in asphalt for the point of curvature of a circular curve to the left;

THENCE continuing along the west line of said Broadway Street and along the arc of a circular curve to the left with a central angle of 34 degrees 34 minutes 20 seconds and a radius of 51.50 feet, a distance of 31.08 feet to a 5/8 inch iron rod set for the point of tangency;

THENCE S 00 degrees 48 minutes 16 seconds E, continuing along the west line of said Broadway Street, a distance of 47.96 feet to a 5/8 inch iron rod found at the intersection of the west line of said Broadway Street and the north line of Cooper's Alley (variable width R.O.W.) as described in a deed recorded in Volume 1570, Page 956 of the Nueces County Deed Records;

THENCE S 46 degrees 28 minutes 22 seconds W, along the north line of said Cooper's Alley, a distance of 36.00 feet to a point for a corner from which a 5/8 inch iron rod found bears S 81 degrees 45 minutes 43 seconds E, a distance of 0.37 feet, said point being the point of curvature of a circular curve to the right;

THENCE continuing along the north line of said Cooper's Alley with the arc of a circular curve to the right having a central angle of 42 degrees 43 minutes 22 seconds and a radius of 230.00 feet, a distance of 171.50 feet to a 5/8 inch iron rod found for the point of tangency;

THENCE S 89 degrees 11 minutes 44 second W, continuing along the north line of said Cooper's Alley, a distance of 10.54 feet to a 5/8 inch iron rod found for a point of curvature of a circular curve to the right;


                                  Exhibit A-7

THENCE continuing along the north line of said Cooper's Alley with the arc of a circular curve to the right having a central angle of 92 degrees 00 minutes 30 seconds and a radius of 60.00 feet, a distance of 96.35 feet to a 5/8 inch iron rod set in the east line of Carancahua Street.

THENCE N 01 degrees 12 minutes 14 seconds E, with the east line of Carancahua Street, a distance of 292.67 feet to the POINT OF BEGINNING and containing
2.3638 acres of land, more or less.

                     Legal Description of Expansion Parcel

TRACT I:

Field Notes for a 2.02 acre tract of land, comprising all of Lots 1 through 22, Block 2, W.E. POPE'S BROADWAY ADDITION, a map of which is recorded in Volume 1, Page 56 of the Map Records of Nueces County, Texas, SAVE AND EXCEPT that portion of Lot 22, Block 2 conveyed to the City of Corpus Christi by Deed recorded in Volume 263, Page 605 of the Deed Records of Nueces County, Texas, and also comprising all of Block 6 of the BLUFF PORTION OF THE CENTRAL WHARF AND WAREHOUSE COMPANY'S SUBDIVISION as shown by a map recorded in Volume A, Page 15 of the Nueces County Map Records, and being a portion of the other land lying North of said Block 6, CENTRAL WHARF AND WAREHOUSE SUBDIVISION and being shown as Cooper's Alley on the map of said BROADWAY ADDITION; said 2.02 acre tract being more particularly described by metes and bounds as follows:

BEGINNING at a 1" iron pipe found in concrete at the intersection of the northerly Right-Of-Way line of present Cooper's Alley (formerly Telco Street, formerly Kenedy Street), and the westerly line of Carancahua Street for the most southeasterly corner of Block 6, CENTRAL WHARF AND WAREHOUSE SUBDIVISION; said 1" iron pipe also being the most southeasterly corner of this tract;

THENCE South 88 degrees 50 minutes 15 seconds West, along and with said southerly line of Block 6, being the said northerly line of Cooper's Alley, a distance of 250.16 feet to a 5/8" iron pipe found for the most southwesterly corner of said Lot 6, Block 1, same being a southwesterly exterior corner of this tract;

THENCE North 00 degrees 42 minutes 29 seconds West, a distance of 43.82 feet to drill hole set for a point in the southerly line of said Lot 22, Block 2, W.E. POPE'S BROADWAY ADDITION; said drill hole also being an interior corner of this tract;

THENCE South 59 degrees 42 minutes 29 seconds West, along and with the southerly line of said Lot 22, Block 2, W.E. POPE'S BROADWAY ADDITION, a distance of 13.28 feet to a 5/8" iron rod found for the most southeasterly corner of said portion of Lot 22, Block 2, conveyed to the City of Corpus Christi and also being in the most easterly Right-Of-Way line of present Tancahua Street for an exterior corner of this tract;

THENCE North 04 degrees 19 minutes 38 seconds West, along and with said easterly line of Tancahua Street, a distance of 109.70 feet to a 5/8" iron rod found for an angle point of this tract;


                                  Exhibit A-8

THENCE North 02 degrees 51 minutes 52 seconds West, continuing along and with said easterly line of Tancahua Street a distance of 30.06' to 5/8" iron rod found for the most northwesterly corner of said Lot 22, Block 2, BROADWAY ADDITION, also being the most southwesterly corner of said Lot 1, Block 2, BROADWAY ADDITION, also being an angle point of this tract;

THENCE North 01 degrees 00 minutes 30 seconds East, continuing along and with said easterly line of Tancahua Street, a distance of 107.29 feet to 5/8" iron rod found at the intersection of said easterly line of Tancahua Street and the southerly line of Blucher Street, (formerly Chatham Street) for the most northwesterly corner of said Lot 1, Block 2, Broadway Addition, also being the most northwesterly corner of this tract;

THENCE North 75 degrees 24 minutes 20 seconds East, along and with the southerly line of said Blucher Street, also being the North line of Block 2, W.E. POPE'S BROADWAY ADDITION, a distance of 298.31 feet to a drill hole found in concrete at the intersection of the said southerly line of Blucher Street and the westerly line of said Carancahua Street for the most northeasterly corner of this tract;

THENCE southerly, along and with the said westerly line of Carancahua Street, the following courses;

South 01 degrees 00 minutes 30 seconds West, a distance of 107.29 feet to a drill hole found in concrete for the southwesterly corner of Lot 11, Block 2, W.E. POPE'S ADDITION for an angle point of this tract;

South 00 degrees 05 minutes 32 seconds West, a distance of 105.14 feet to a drill hole found in concrete for an angle point of this tract;

South 86 degrees 47 minutes 35 seconds West, a distance of 7.98 feet to a drill hole found in concrete for an angle point of this tract;

South 14 degrees 49 minutes 41 seconds West, a distance of 41.75 feet to a 1" iron rod found for an angle point of this tract;

Thence South 01 degrees 08 minutes 51 seconds East, continuing along and with said westerly line of Carancahua Street, a distance of 100.71 feet to the POINT OF BEGINNING and containing 2.02 acres of land more or less.


                                  Exhibit A-9

                               LEGAL DESCRIPTION

                                     NAPLES

                            770 Goodlette Road North
                        Naples (Collier County), Florida

LOT 6, COMMON PROFESSIONAL PARK, ACCORDING TO THE PLAT THEREOF RECORDED IN PLAT BOOK 23, PAGE 23, OF THE PUBLIC RECORDS OF COLLIER COUNTY, FLORIDA.


                                 Exhibit A-10

                               LEGAL DESCRIPTION

                                   BAY PINES
                                 (CARRIAGE INN)

                            9797 Bay Pines Boulevard
                St. Petersburg (Pinellas County), Florida 33708

That certain real property located in Pinellas County, Florida, more particularly described as follows:

A portion of the Northwest 1/4 of Section 2, Township 31 South, Range 15 East, Pinellas County, Florida, described as follows:

From the Southwest corner of the Northwest 1/4 of said Section 2 run South
89 (Degree) 25'17" East, 991.93 feet along the South line of said Northwest 1/4; thence North 00 (Degree) 19'21" East, 50.00 feet to the point of beginning. Said point also falls in the North right-of-way line of U.S. Alternate 19; thence continue North 00 (Degree) 19'21" East, 71.50 feet along the east easement line of 98th Way North (a 60 foot ingress/egress easement); thence South
89 (Degree) 25'17" East, 20.00 feet; thence South 62 (Degree) 55'17" East, 61.63 feet; thence South 89 (Degree) 25'17" East, 84.16 feet; thence North
00 (Degree) 34'43" East, 5.01 feet; thence North 25 (Degree) 21'05" East, 71.59 feet; thence North 00 (Degree) 34'43" East, 181.88 feet; thence South
88 (Degree) 55'59" East, 185.83 feet; thence North 01 (Degree) 04'01" East,
135.01 feet; thence South 88 (Degree) 55'59" East, 233.09 feet; thence South
00 (Degree) 32'16" West, 427.32 feet to the North right-of-way of U.S. Alt. No. 19; thence North 89 (Degree) 25'17" West, 609.36 feet along said right-of-way line to the point of beginning.

Containing 165,899.0997 square feet or 3.8085 acres more or less.
Pinellas County, Florida.


                                 Exhibit A-11

                               LEGAL DESCRIPTION

                                    PEARLAND

                            2121 Scarsdale Boulevard
                     Pearland (Harris County), Texas 77581

Being 4.602 acres (200,481 square feet) of land in the W.D.C. Hall Survey, A-23, Harris County, Texas and being out of a 38.360 acre tract of land conveyed to Ayrshire Corporation by deed filed under Harris County Clerk's File No(s). K436255 of the Official Public Records of Real Property of Harris County, Texas, said 4.602 acres being more particularly described by metes and bounds as follows:

BEGINNING at a point marked by a 5/8" iron rod, said point being the West corner of Green Tee Terrace, Section 6 according to the plat thereof recorded at Film Code No. 378073 of the Map Records of Harris County, Texas;

THENCE South 44 deg. 44 min. 59 sec. East, along the Southeast line of said Green Tee Terrace, Section 6, a distance of 637.79 feet to a point for corner marked by a 5/8" iron rod on the Southeast line of said 38.360 acre tract, same being a Northwest line of a 376.5 acre tract as described in deed recorded in Volume 3209, Page 106 of the Deed Records of Harris County, Texas, said point being the South corner of said Green Tea Terrace, Section 6;

THENCE South 45 deg. 14 min. 48 sec. West, along the Southeast line of said
38.360 acre tract, same being a Northwest line of said 376.5 acre tract , a distance of 341.58 feet to a point for corner marked by a 1-1/4 iron pipe, said point being the South corner of said 38.360 acre tract, same being a re-entrant corner for said 376.5 acre tract;

THENCE North 45 deg. 05 min. 43 sec. West, along the Southwest line of said
38.360 acre tract, same being a Northeast line of said 376.5 acre tract, a distance of 539.47 feet to a point for corner marked by a 5/8" iron rod;

THENCE in a Northeasterly, direction with a curve to the left whose radius is 2379.18 feet, central angle is 8 deg. 38 min. 37 sec. and whose chord bears North 29 deg. 19 min. 59 sec. East, a distance, measured along the arc of said curve of 358.92 feet to the POINT OF BEGINNING and containing 4.602 acres (200,481 square feet) of land.


                                 Exhibit A-12

                               LEGAL DESCRIPTION

                                    PINEGATE

                              2121 Pinegate Drive
                      Houston (Harris County), Texas 77008

All that certain 5.63 acres of land, being that same tract referred to as Tract 2, described in the Trustee's deed to Bangkok Bank Limited-Los Angeles Branch, recorded under County Clerk's File No(s). M310840, of the Official Public Records of Real Property of Harris County, Texas, being all of Unrestricted Reserve "D" and part of Unrestricted Reserve "C", Citadel, Section 4, according the plat thereof recorded in Volume 297, Page 15 of the Map Records of Harris County, Texas, out of the Henry Reinerman Survey, A-644, Harris County, Texas, and being more particularly described by metes and bounds as follows: (All bearings based on the record bearings of the aforesaid plat)

BEGINNING at a 5/8" iron rod found for the west corner of the southwest right-of-way cutback line at the intersection of Pinegate Drive (60 foot R.O.W.) and Hackett Drive (60 foot R.O.W.);

THENCE South 53 deg. 00 min. 11 sec. East - 12.92 feet along said right-of-way cutback line to a capped 5/8" iron rod set for the most easterly northeast corner of the herein described tract in the west right-of-way line of said Hackett Drive;

THENCE South 03 deg. 13 min. 37 sec. East - 338.68 feet along said right-of-way line to a capped 5/8" iron rod set for the Point of Curvature of a curve to the right having a central angle of 84 deg. 49 min. 30 sec. and a radius of 225.00 feet;

THENCE along said curve to the right and continuing along said west right-of-way line, in a southwest direction, an arc distance of 333.11 feet to a capped 5/8" iron rod set for the Point of Tangency;

THENCE South 81 deg. 35 min. 53 sec. West - 50.00 feet to a 5/8" iron rod found for the Point of Curvature of a curve to the left having a central angle of 17 deg. 16 min. 19 sec. and a radius of 330.00 feet;

THENCE along said curve to the left and continuing along said west right-of-way line, in a southwest direction, an arc distance of 99.48 feet to a capped 5/8" iron rod set for the south corner of the herein described tract, common to the east corner of the 2.6841 acre tract of land described in the deed from Houston/Chicago Jupiter Realty Partners to FRM West Loop Associates No. 6, Ltd., recorded under County Clerk's File No(s). P573658, of the Official Public Records of Real Property of Harris County, Texas;

THENCE North 25 deg. 45 min. 06 sec. West - 41.42 feet along the northeast line of said 2.6841 acre tract to a 5/8" iron rod found for an angle corner;

THENCE North 49 deg. 25 min. 59 sec. West - 124.67 feet continuing along said northeast line to a 5/8" iron rod found for an angle corner;


                                 Exhibit A-13

THENCE North 64 deg. 22 min. 31 sec. West - 84.31 feet continuing along said northeast line to a 5/8" iron rod found for an angle corner;

THENCE South 85 deg. 37 min. 29 sec. West - 118.64 feet continuing along said northeast line to a capped 5/8" iron rod set for an angle corner;

THENCE North 04 deg. 22 min. 31 sec. West - 122.05 feet continuing along said northeast line of a capped 5/8" iron rod set for a point on a curve to the right, in the southeast right-of-way line of the aforesaid Pinegate Drive, having a central angle of 24 deg. 01 min. 17 sec., and a radius of 355.16 feet, and from which point the center of the circle of said curve bears South 51 deg. 44 min. 54 sec. East;

THENCE along said curve to the right and along said southeast right-of-way line, in a northeast direction, an arc distance of 148.90 feet to a 5/8" iron rod found for the Point of Tangency;

THENCE North 62 deg. 16 min. 23 sec. East - 482.95 feet continuing along said southeast right-of-way line to a 5/8" iron rod found for the Point of Curvature of a curve to the right having a central angle of 14 deg. 08 min. 25 sec., and a radius of 355.00 feet;

THENCE along said curve to the right and continuing along said southeast right-of-way line, in a northeast direction, an arc distance of 87.61 feet to the POINT OF BEGINNING and containing 5.63 acres of land.


                                 Exhibit A-14

                               LEGAL DESCRIPTION

                                     AURORA

                               1820 South Potomac
                    Aurora (Arapahoe County), Colorado 80012

A parcel of land located in the SE 1/4 of Section 24, Township 4 South, Range 67 West of the 6th P.M., County of Arapahoe, State of Colorado, more particularly described as follows:

Commencing at the Southeast corner of said Section 24;

Thence S 89(Degree) 24' 42" W along the South line said SE 1/4 a distance of
270.00 feet to a point which is on the Westerly right-of-way line of Interstate Highway No. 225;

Thence N 00(Degree) 31' 42" W along said Westerly right-of-way line a distance of 100.00 feet, to the True Point of Beginning;

Thence S 84(Degree) 08' 18" W a distance of 573.76 feet to a point of curvature;

Thence along the arc of a curve to the right, central angle of 95(Degree) 20' 00", radius of 40.00 feet an arc length of 66.55 feet to a point of tangency, and which point lies on the East right-of-way line of South Potomac Street, the chord of said arc bears N 48(Degree) 11' 42" W a distance of 59.14 feet;

Thence N 00(Degree) 31' 42" W along said East right-of-way line a distance of
392.86 feet;

Thence N 89(Degree) 24' 42" E, parallel with the South line of said SE 1/4 of
Section 24 a distance of 512.17 feet to a point;

Thence S 3(Degree) 45' 10" E a distance of 95.91 feet to a point;

Thence S 31(Degree) 10' 11" E a distance of 110.57 feet to a point;

Thence S 62(Degree) 27' 18" E a distance of 46.56 feet to a point on said West right-of-way line of Interstate Highway No. 225;

Thence S 00(Degree) 31' 42" E along said Westerly right-of-way line a distance of 167.09 feet, more or less, to the True point of Beginning.


                                 Exhibit A-15

                               LEGAL DESCRIPTION

                                    LAKEWOOD

                           3151 South Wadsworth Blvd
                  Lakewood (Jefferson County), Colorado 80227

                  LOT 1, BLOCK 1,
                  SCHNELL FARM SUBDIVISION,
                  FILING NO. 1
                  COUNTY OF JEFFERSON, STATE OF COLORADO.


                                 Exhibit A-16

                               LEGAL DESCRIPTION

                                   SHADOWLAKE

                               2835 Shadow Drive
                      Houston (Harris County), Texas 77072

A 5.3215 acre tract of land, more or less, out of the William Hardin Survey Abstract No. 24, in Harris County, Texas, and being more particularly described by metes and bounds as follows:

Description of a 5.3215 acre tract of land (231,804 square feet) being part of a called 457.8748 acre tract of described under Harris County Clerks' File No(s). N297727, situated in the William Hardin Survey Abstract No. 24, Harris County, Texas, said 5.3215 acre tract of land being more particularly described by metes and bounds as follows with bearings being referenced to the street dedication plat of Shadowbriar and Oxford Park Drive as recorded under Film Code No(s) 361107 of the Harris County Map Records;

COMMENCING at a 5/8" iron rod found in the south right-of-way line of Westheimer Road (F.M. 1093, 120 feet wide) and at the northwest corner of Unrestricted Reserve "B" of Westheimer Plaza as recorded in Volume 307, Page 147 of the Harris County Map Records, same being the Northeast corner of said
457.8748 acre tract and the herein described tract;

THENCE South 02 deg. 27 min. 22 sec. East, departing said south right-of-way line of Westheimer Road and along the common west line of said Unrestricted Reserve "B" Westheimer Plaza and the East line of said 457.8748 acre tract, a distance of 250.00 feet to an 5/8" iron rod set at the northeast corner and POINT OF BEGINNING of the herein described tract;

THENCE South 02 deg. 27 min. 22 sec. East, continuing along said common line, a distance of 613.23 feet to a 5/8" iron rod found at the southwest corner of said Unrestricted Reserve "B" tract and the southeast corner of the herein described tract and in the north right-of-way line of Oxford Park Drive (60 feet wide);

THENCE South 87 deg. 32 min. 38 sec. West, departing said common line and along the north right-of-way line of said Oxford Park Drive, a distance of 28.75 feet to a 5/8" iron rod set for the beginning of a curve to the right;

THENCE Northwesterly, continuing along said north right-of-way line and the arc of said curve to the right having a radius of 720.00 feet, a central angle of 19 deg. 51 min. 52 sec., a chord bearing North 82 deg. 31 min. 26 sec. West,
248.38 feet, a total arc distance of 249.62 feet to a 5/8" iron rod set at a point of tangency;

THENCE North 72 deg. 35 min. 30 sec. West, continuing along said North right-of-way line a distance of 140.63 feet to a 5/8" iron rod set for the beginning of a curve to the right;


                                 Exhibit A-17

THENCE Northwesterly, departing said north right-of-way line and along the arc of said curve to the right having a radius of 25.00 feet, a central angle of 86 deg. 04 min. 57 sec., a chord bearing North 29 deg. 33 min. 02 sec. West, 34.13 feet, a total arc distance of 37.56 feet to a 5/8" iron rod set at a point of reverse curve to the left and in the easterly right-of-way line of Shadowbriar Drive (60 feet wide at this point), said point being the most westerly southwest corner of the herein described tract;

THENCE Northeasterly, along said Easterly right-of-way line of said Shadowbriar Drive and the arc of said curve to the left having a radius of 780.00 feet, a central angle of 16 deg. 08 min. 50 sec., a chord bearing North 05 deg. 25 min. 03 sec. East, 219.10 feet, a total arc distance of 219.82 feet to a 5/8" iron rod set at a point of tangency;

THENCE North 02 deg. 39 min. 24 sec. West, continuing along said easterly right-of-way line, a distance of 240.07 feet to a 5/8" iron rod set for the beginning of a curve to the right;

THENCE Northwesterly, continuing along said Easterly right-of-way line of said Shadowbriar Drive and the arc of said curve to the right having a radius of
429.36 feet, a central angle of 04 deg. 33 min. 25 sec., a chord bearing North 00 deg. 23 min. 01 sec. West, 34.14 feet, a total arc distance of 34.14 feet to a 5/8" iron rod set for the Northwest corner of the herein described tract;

THENCE North 87 deg. 23 min. 44 sec. East, departing said easterly right-of-way line, a distance of 390.80 feet to the POINT OF BEGINNING and containing 5.3215 acres of land. This description is based on a ground survey and plat prepared by David J. Millard, Registered Professional Land Surveyor dated September 4, 1996.


                                 Exhibit A-18

                               LEGAL DESCRIPTION

                                  WILLOWBROOK

                             7450 Willowchase Blvd.
                      Houston (Harris County), Texas 77070

Being a 5.000 acre tract of land situated in the Lorenzo de Zavala Survey, Abstract No. 950 and the George W. Childress Survey, Abstract No. 217, Harris County, Texas and being part of an 8.368 acre tract of land as described under Harris County Clerk's File (H.C.C.F.) No. R901214 and being more particularly described by metes and bounds as follows:

BEGINNING at a found 1" galvanized iron pipe in the north right-of-way line terminus point of Willowchase Boulevard (R.O.W. Varies), as recorded in 325, Page 101, Harris County Map Records Volume and the west right-of-way line of the Fort Worth & Denver Railroad and Chicago Rock Island & Pacific Railroad (100' width), for a corner of the herein described tract;

Thence with the north right-of-way line of Willowchase Boulevard (R.O.W. Varies) and the south line of said 8.368 acre tract of land the following courses and distances:

S 55(Degree) 36' 24" W a distance of 53.41 feet to a found 1" galvanized iron pipe for a point of curvature in a curve to the left;

Southwesterly 208.43 feet along the arc of said curve to the left having a radius of 1030.00 feet, a central angle of 11(Degree) 35' 39" and a chord which bears S 49(Degree) 48' 35" W, a distance of 208.07 feet to a found 5/8" iron rod;

S 44(Degree) 00' 45" W, a distance of 77.71 feet to a found 5/8" iron rod for a point of curvature in a curve to the right;

Southwesterly 146.05 feet along the arc of the curve to the right having a radius of 950.00 feet, a central angle of 08(Degree) 48' 31" and a chord which bears S 48(Degree) 25' 01" W, a distance of 145.91 feet to a 5/8" iron rod set for a southwesterly corner of the herein described tract. Said point bears N 59(Degree) 00' 45" E, a distance of 186.78 feet and northeasterly 102.66 feet along the arc of a curve to the left from a found "X" in concrete.

Thence N 30(Degree) 59' 15" W, a distance of 494.46 feet to a 5/8" iron rod set in the north line of the 8.368 acre tract and in the south line of a 15.1261 acre tract of land described as "Parcel K" and recorded under Harris County Clerk's File No. R901214.

Thence N 59(Degree) 00' 45" E, a distance of 496.70 feet with the north line of said 8.368 acre tract and the south line of said 15.1261 acre tract of land, to a found 1" galvanized iron pipe in the west right-of-way line of the said Fort Worth & Denver Railroad and Chicago Rock Island & Pacific Railroad (100' R.O.W.) and at the southeast corner of the said 15.1261 acre tract;


                                 Exhibit A-19

Thence S 27(Degree) 59' 32" E, a distance of 411.63 feet along the west right-of-way line of said Railroad and the east line of said 8.368 acre tract of land to the POINT OF BEGINNING and containing 5.000 acres of land.


                                 Exhibit A-20

                                   EXHIBIT C

                              PERMITTED EXCEPTIONS

-----------------------------------------------------------------------------------------------------------------------------------
           FACILITY                                                PERMITTED EXCEPTIONS
-----------------------------------------------------------------------------------------------------------------------------------
1.       Spring Shadow          1.    The standard printed exceptions, conditions and exclusions from coverage contained in the standard coverage owner's title policy then prevailing in use at the title company which consummates the sale transaction.

                                2.    Any matters which an accurate survey of the Premises may show.

                                3.    Exceptions 1, 2 (modified to read "Any shortages in area."), 3-6, 11, 12, 14 (with reference to "east" deleted) and 15-19, and any exceptions created pursuant to the grant deed from Metro National Corporation to American Retirement Corporation, a Tennessee
                                      corporation, on Schedule B of the Title Commitment issued by Commonwealth Land Title
                                      Insurance Company dated June 16, 1997 under Order Number 9701254885.

                                4.    Such other matters burdening the Premises which were created with the consent or knowledge of Tenant or arising out of Tenant's acts or omissions.
-----------------------------------------------------------------------------------------------------------------------------------
2.       Lakeway
                                1.    The standard printed exceptions, conditions and exclusions from coverage contained in the standard coverage owner's title policy then prevailing in use at the title company which consummates the sale transaction.

                                2.    Any matters which an accurate survey of the Premises may show.

                                3.    Exception Nos. Exception Nos. 1 through 4, 5 (modified to add the phrase ", none of which are due or payable" after the words "usage or ownership"), 6, 10 through
                                      16, and 18 on Schedule B of the title commitment issued by Lawyers Title Insurance
                                      Corporation dated June 4, 1998 under Case Number 98 CO 186651-T.

                                4.    Such other matters burdening the Premises which were created with the consent or knowledge of Tenant or arising out of Tenant's acts or omissions.
-----------------------------------------------------------------------------------------------------------------------------------
3.       Trinity Towers         1.    The standard printed exceptions, conditions and exclusions from coverage contained in the standard coverage owner's title policy then prevailing in use at the title company which consummates the sale transaction.

                                2.    Any matters which an accurate survey of the Premises may show.

                                3.    Exception Nos. 1, 2 (modified to state "Any discrepancies in area."), 3, 4, 5
                                      (with the year "1996" replaced by "1997"), 9 through 11, 12, 14, 16 through 25 on the preliminary title report issued by Fidelity National Title Insurance Company dated November 11, 1996 under Order Number 96-001054.

                                4.    Such other matters burdening the Premises which were created with the consent or knowledge of Tenant or arising out of Tenant's acts or omissions.
-----------------------------------------------------------------------------------------------------------------------------------
4.       Naples                 1.    The standard printed exceptions, conditions and exclusions from coverage contained in the standard coverage owner's title policy then prevailing in use at the title company which consummates the sale transaction.

                                2.    Any matters which an accurate survey of the Premises may show.

                                3.    Exception Nos. 3, 4 and 7-16 on Schedule B, Section 2 of the title commitment issued by Lawyers Title Insurance Corporation dated June 10, 1998 under Case
                                      Number 9804209, Customer Number LOS 23690.

                                4.    Such other matters burdening the Premises which were created with the consent or knowledge of Tenant or arising out of Tenant's acts or omissions.
-----------------------------------------------------------------------------------------------------------------------------------


                                            Exhibit C-1

-----------------------------------------------------------------------------------------------------------------------------------
           FACILITY                                                PERMITTED EXCEPTIONS
-----------------------------------------------------------------------------------------------------------------------------------
5.       Bay Pines              1.    The standard printed exceptions, conditions and exclusions from coverage contained
         (Carriage Inn)               in the standard coverage owner's title policy then prevailing in use at the title company which consummates the sale transaction.

                                2.    Any matters which an accurate survey of the Premises may show.

                                3.    Any matters shown as title exceptions in that certain ALTA Owner's Policy of Title
                                      Insurance (Form B-1970, Rev. 10-17-70 and 10-17-84) issued by Chicago Title
                                      Insurance Company in favor of Landlord in connection with Landlord's acquisition of the Premises.

                                4.    Such other matters burdening the Premises which were created with the consent or knowledge of Tenant or arising out of Tenant's acts or omissions.
-----------------------------------------------------------------------------------------------------------------------------------
6.       Pearland               1.    The standard printed exceptions, conditions and exclusions from coverage contained in the standard coverage owner's title policy then prevailing in use at the title company which consummates the sale transaction.

                                2.    Any matters which an accurate survey of the Premises may show.

                                3.    Exception Nos. 1, 2 (modified to read "Any shortages in area."), 3, 4, 5 (modified to read "Standby fees, taxes and assessments by any taxing authority for the year
                                      1997, . . . , none of which are due and payable."), 9a, 9b and 9d on Schedule B of the Title Commitment issued by Fidelity National Title Insurance Company dated May
                                      2, 1997 under Order Number 97900375.

                                4.    Such other matters burdening the Premises which were created with the consent or knowledge of Tenant or arising out of Tenant's acts or omissions.
-----------------------------------------------------------------------------------------------------------------------------------
7.       Pinegate               1.    The standard printed exceptions, conditions and exclusions from coverage contained in the standard coverage owner's title policy then prevailing in use at the title company which consummates the sale transaction.

                                2.    Any matters which an accurate survey of the Premises may show.

                                3.    Exception Nos. 1, 2 (modified to read "1997" and "Any shortages in area."), 3, 4,
                                      5 (modified to read "Standby fees, taxes and assessments by any taxing authority for the year 1997, . . . , none of which are due and payable."), 9a, 9b, 9c, 9d
                                      (modified to reference a 13-foot rather than a 15-foot easement) and 9e (modified to delete the following phrase: ", the royalties, bonuses, rentals and all other rights in connection with same are excepted herefrom") on Schedule B of the Title
                                      Commitment issued by Fidelity National Title Insurance Company dated May 2, 1997 under Order Number 97900376.

                                4.    Such other matters burdening the Premises which were created with the consent or knowledge of Tenant or arising out of Tenant's acts or omissions.
-----------------------------------------------------------------------------------------------------------------------------------
8.       Aurora                 1.    The standard printed exceptions, conditions and exclusions from coverage contained in the standard coverage owner's title policy then prevailing in use at the title company which consummates the sale transaction.

                                2.    Any matters which an accurate survey of the Premises may show.

                                3.    Exception Nos. 7 through 14 on Schedule B of the Proforma Policy of Title
                                      Insurance issued by Lawyers Title Insurance Corporation dated April 10, 1998 under
                                      Case ID: LC48138.

                                4.    Such other matters burdening the Premises which were created with the consent or knowledge of Tenant or arising out of Tenant's acts or omissions.
-----------------------------------------------------------------------------------------------------------------------------------


                                            Exhibit C-2

-----------------------------------------------------------------------------------------------------------------------------------
           FACILITY                                                PERMITTED EXCEPTIONS
-----------------------------------------------------------------------------------------------------------------------------------
9.       Lakewood               1.    The standard printed exceptions, conditions and exclusions from coverage contained in the standard coverage owner's title policy then prevailing in use at the title company which consummates the sale transaction.

                                2.    Any matters which an accurate survey of the Premises may show.

                                3.    Exception Nos. 6 through 14 on Schedule B-2 of the Title Commitment issued by lawyers Title
                                      Insurance Corporation dated June 17, 1998 under Commitment No: LC48140.

                                4.    Such other matters burdening the Premises which were created with the consent or knowledge of Tenant or arising out of Tenant's acts or omissions.
-----------------------------------------------------------------------------------------------------------------------------------
10.      Shadowlake             1.    The standard printed exceptions, conditions and exclusions from coverage contained in the standard coverage owner's title policy then prevailing in use at the title company which consummates the sale transaction.

                                2.    Any matters which an accurate survey of the Premises may show.

                                3.    Exception Nos. 1 (modified to read "Clerk's File No. R232312, as amended and restated in its entirety under R301643), 2 (modified to read "1997" and "Any shortages in area."), 3, 4, 5
                                      (modified to read "Standby fees, taxes and assessments by any taxing authority for the year
                                      1997, . . . , none of which are due and payable."), 9a (modified to read "A Harris County
                                      Flood Control District easement, as described in Volume 576, Page 178 of the Deed Records of
                                      Harris County, Texas, as amended by that certain Agreement and the plat recorded under Harris
                                      County Clerk's File No(s). S140288."), 9c, 9d, 9e and 9h (modified to read "...Clerk's File
                                      No. R232312, as amended and restated under Clerk's File No. 301643." and "...all valid first liens..."), on Schedule B of the Title Commitment issued by Fidelity National Title Insurance
                                      Company dated May 12, 1997 under Order Number 97900410.


                                4.    Such other matters burdening the Premises which were created with the consent or knowledge of Tenant or arising out of Tenant's acts or omissions.
-----------------------------------------------------------------------------------------------------------------------------------
11.      Willowbrook            1.    The standard printed exceptions, conditions and exclusions from coverage contained in the standard coverage owner's title policy then prevailing in use at the title company which consummates the sale transaction.

                                2.    Any matters which an accurate survey of the Premises may show.

                                3.    Exceptions 1, 2 (modified to read "Any shortages in area."), 3-6, and 11-24, and any exceptions created pursuant to the grant deed from Metro National Corporation to American
                                      Retirement Corporation, a Tennessee corporation, on Schedule B of the Title Commitment issued by Commonwealth Land Title Insurance Company dated June 17, 1997 under Order
                                      Number 9701254889.

                                4.    Such other matters burdening the Premises which were created with the consent or knowledge of Tenant or arising out of Tenant's acts or omissions.
-----------------------------------------------------------------------------------------------------------------------------------